Statement of Investments

January 31, 2025

Reaves Utility Income Fund	Statement of Investments

January 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS - 117.56%
Diversified Telecommunications Services - 11.17%
Cogent Communications Holdings, Inc.	541,300	$40,781,542
Deutsche Telekom AG(a)	4,526,042	151,893,210
Frontier Communications Parent, Inc.(a)(b)	599,200	21,427,392
Rogers Communications, Inc., Class B(a)	1,225,000	33,647,779
Telus Corp.	4,004,100	58,077,151
Verizon Communications, Inc.(a)	459,701	18,107,622
		323,934,696
Electric Utilities - 24.29%
Edison International(a)	757,500	40,905,000
Entergy Corp.(a)	1,692,800	137,252,224
IDACORP, Inc.(a)	1,007,100	110,720,574
NextEra Energy, Inc.(a)	903,000	64,618,680
Pinnacle West Capital Corp.(a)	1,265,000	110,004,400
PPL Corp.(a)	3,668,846	123,273,226
TXNM Energy, Inc.(a)	2,441,722	118,057,259
		704,831,363
Electronic Equipment, Instruments & Components - 1.16%
Vertiv Holdings Co.(a)	288,400	33,748,568

Gas Utilities - 2.40%
Atmos Energy Corp.(a)	457,000	65,127,070
Chesapeake Utilities Corp.	30,000	3,667,500
Northwest Natural Holding Co.	20,000	798,400
		69,592,970
Independent Power and Renewable Electricity Producers - 18.02%
Constellation Energy Corp.(a)	369,006	110,694,421
Talen Energy Corp.(b)	993,996	220,398,733
Vistra Corp.(a)	1,140,500	191,638,215
		522,731,369
Industrials - 2.91%
Dycom Industries, Inc.(b)	77,000	14,565,320
Everus Construction Group, Inc.(a)(b)	12,500	860,125
Quanta Services, Inc.(a)	223,900	68,873,879
		84,299,324
Materials - 2.78%
Cameco Corp.(a)	1,297,200	64,133,568

See Accompanying Notes to Statement of Investments

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Reaves Utility Income Fund	Statement of Investments

January 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS - 117.56% (continued)
Materials - 2.78% (continued)
Centrus Energy Corp.(b)	201,558	$16,588,223
		80,721,791
Media - 3.72%
Charter Communications, Inc., Class A(a)(b)	117,000	40,422,330
Comcast Corp., Class A(a)	2,004,400	67,468,104
		107,890,434
Multi-Utilities - 29.18%
Alliant Energy Corp.(a)	650,715	38,314,099
CenterPoint Energy, Inc.(a)	3,370,000	109,760,900
CMS Energy Corp.(a)	649,000	42,834,000
DTE Energy Co.(a)	772,300	92,583,324
Enel SpA	7,085,257	50,488,750
MDU Resources Group, Inc.(a)	50,000	891,000
NiSource, Inc.(a)	3,275,100	122,161,229
OGE Energy Corp.(a)	1,193,695	50,409,740
PG&E Corp.(a)	3,471,000	54,321,150
Public Service Enterprise Group, Inc.(a)	570,000	47,617,800
Sempra Energy(a)	1,466,378	121,606,727
Xcel Energy, Inc.(a)	1,718,100	115,456,320
		846,445,039
Oil, Gas & Consumable Fuels - 6.60%
DT Midstream, Inc.(a)	709,416	71,707,769
Exxon Mobil Corp.(a)	308,900	32,999,787
Marathon Petroleum Corp.(a)	135,000	19,670,850
ONEOK, Inc.(a)	316,900	30,793,173
Williams Cos., Inc.(a)	650,000	36,029,500
		191,201,079
Real Estate Investment Trusts (REITs) - 8.15%
American Tower Corp.(a)	192,072	35,523,716
Digital Realty Trust, Inc.(a)	30,000	4,915,800
Equinix, Inc.(a)	130,209	118,966,755
SBA Communications Corp., Class A(a)	389,200	76,890,352
		236,296,623
Road & Rail - 4.07%
Norfolk Southern Corp.(a)	219,300	55,987,290

See Accompanying Notes to Statement of Investments

Statement of Investments | January 31, 2025	3

Reaves Utility Income Fund	Statement of Investments

January 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS - 117.56% (continued)
Road & Rail - 4.07% (continued)
Union Pacific Corp.(a)	251,100	$62,220,069
		118,207,359
Water Utilities - 1.06%
American Water Works Co., Inc.(a)	246,619	30,738,592

Wireless Telecommunication Services - 2.05%
Telenor ASA(a)	1,012,388	12,379,028
T-Mobile US, Inc.(a)	202,000	47,059,940
		59,438,968

TOTAL COMMON STOCKS
(Cost $2,947,465,906)		3,410,078,175

LIMITED PARTNERSHIPS - 4.20%
Energy - 4.04%
Enterprise Products Partners L.P.(a)	3,593,940	117,342,141

Oil, Gas & Consumable Fuels - 0.16%
MPLX LP(a)	90,000	4,680,900

TOTAL LIMITED PARTNERSHIPS
(Cost $106,601,522)		122,023,041

PREFERRED STOCKS - 0.05%
Utilities - 0.05%
SCE Trust IV, Class J, Perpetual Maturity, 5.375%(a)(c)	63,125	1,423,469

TOTAL PREFERRED STOCKS
(Cost $1,188,178)		1,423,469

See Accompanying Notes to Statement of Investments

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Reaves Utility Income Fund	Statement of Investments

January 31, 2025 (Unaudited)

	SHARES	VALUE
MONEY MARKET FUNDS - 2.76%
Federated Hermes Treasury Obligations Fund, Institutional Class, 4.250% (7-Day Yield)	80,169,394	$80,169,394
TOTAL MONEY MARKET FUNDS
(Cost $80,169,394)		80,169,394

TOTAL INVESTMENTS - 124.57%
(Cost $3,135,425,000)		3,613,694,079

Leverage Facility - (24.47)%		(710,000,000)

Liabilities in Excess of Other Assets - (0.10%)		(2,758,157)

NET ASSETS - 100%		$2,900,935,922

(a)	Pledged security; a portion or all of the security is pledged as collateral for borrowings. As of January 31, 2025, the aggregate value of those securities was $1,420,002,591, representing 48.95% of net assets.
(b)	Non-income producing security.
(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Percentages are stated as a percent of the net assets applicable to common shareholders.

See Accompanying Notes to Statement of Investments

Statement of Investments | January 31, 2025	5

Reaves Utility Income Fund	Notes to Statement of Investments

January 31, 2025 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Board of Trustees (the “Board” or “Trustees”) may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: Investments in the Fund are recorded at their estimated fair value. The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Exchange-traded options are valued at the close price.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Reaves Asset Management (“Reaves” or the “Adviser”), as the valuation designee with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including circumstances under which the Adviser determines that prices received are not reflective of their market values. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

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Reaves Utility Income Fund	Notes to Statement of Investments

January 31, 2025 (Unaudited)

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Statement of Investments | January 31, 2025	7

Reaves Utility Income Fund	Notes to Statement of Investments

January 31, 2025 (Unaudited)

The following is a summary of the Fund’s investments in the fair value hierarchy as of January 31, 2025:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,410,078,175	$–	$–	$3,410,078,175
Limited Partnerships	122,023,041	–	–	122,023,041
Preferred Stocks	1,423,469	–	–	1,423,469
Money Market Funds	80,169,394	–	–	80,169,394
TOTAL	$3,613,694,079	$–	$–	$3,613,694,079

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2025, the Fund’s outstanding borrowings of $710,000,000 under its Credit Agreement are categorized as Level 2 within the fair value hierarchy.

Cash and Cash Equivalents: Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Security Transactions and Investment Income: Security transactions are accounted for as of trade date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first-in first-out basis for both financial reporting and income tax purposes. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Distributions from real estate investment trusts (“REITs”) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Limited Partnerships (“LPs”) are recorded as income and return of capital based on information reported by the LPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and LPs and actual amounts may differ from the estimated amounts.

Options Writing/Purchasing: The Fund may purchase or write (sell) put and call options. The Fund utilizes options to generate return, facilitate portfolio management and mitigate risks. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

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Reaves Utility Income Fund	Notes to Statement of Investments

January 31, 2025 (Unaudited)

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 2. BORROWINGS

The Fund has entered into a Credit Agreement with State Street Bank and Trust Company. Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $800,000,000 (“Commitment Amount”). Interest is charged at a rate of the one month SOFR (“Secured Overnight Financing Rate”) plus 0.65%. Borrowings under the Credit Agreement are secured by all or a portion of assets of the Fund that are held by the Fund’s custodian in a memo-pledged account (the “pledged collateral”). Under the terms of the Credit Agreement, a commitment fee applies when the amount outstanding is less than 80% of the Commitment Amount. This commitment fee is equal to 0.15% times the Commitment Amount less the amount outstanding under the Credit Agreement and is computed daily and payable quarterly in arrears.

As of January 31, 2025, the amount of outstanding borrowings was $710,000,000, the interest rate was 4.97% and the value of pledged collateral was $1,420,002,591.

Statement of Investments | January 31, 2025	9